EXHIBIT 4.13

EXECUTION COPY

STOCKHOLDERS AGREEMENT

dated as of May 6, 2010

by and among

PHILLIPS-VAN HEUSEN CORPORATION,

LNK PARTNERS, L.P.,

and

LNK PARTNERS (PARALLEL), L.P.

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

1

SECTION 1.1.

Definitions.

1

SECTION 1.2.

General Interpretive Principles

6

ARTICLE II

GOVERNANCE

6

SECTION 2.1.

Election and Appointment

6

SECTION 2.2.

Expenses and Fees; Indemnification

7

SECTION 2.3.

Resignation

7

SECTION 2.5.

Voting Agreements

7

ARTICLE III

STOCKHOLDER RESTRICTIONS

8

SECTION 3.1.

Standstill

8

SECTION 3.2.

Dispositions

9

ARTICLE IV

REGISTRATION RIGHTS

9

SECTION 4.1.

Shelf Registration

9

SECTION 4.2.

Demand Registration

12

SECTION 4.3.

Piggyback Registration

13

SECTION 4.4.

Registration Expenses

15

SECTION 4.5.

Registration Procedures

16

SECTION 4.6.

Indemnification

19

SECTION 4.7.

Miscellaneous

22

ARTICLE V

TERMINATION

23

SECTION 5.1.

Termination

23

ARTICLE VI

MISCELLANEOUS

23

SECTION 6.1.

Amendment and Modification

23

SECTION 6.2.

Assignment; No Third-Party Beneficiaries

23

SECTION 6.3.

Binding Effect; Entire Agreement

24

SECTION 6.4.

Severability

24

SECTION 6.5.

Notices and Addresses

24

SECTION 6.6.

Governing Law

25

SECTION 6.7.

Headings

25

SECTION 6.8.

Counterparts

25

SECTION 6.9.

Further Assurances

25

SECTION 6.10.

Remedies

25

SECTION 6.11.

Jurisdiction and Venue

26

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT, dated as of May 6, 2010 (this “Agreement”), by and among Phillips-Van Heusen Corporation, a Delaware corporation (the “Company”), LNK Partners, L.P., a Delaware limited partnership, and LNK Partners (Parallel), L.P., a Delaware limited partnership (together, with LNK Partners, L.P., the “Investors”).

RECITALS:

WHEREAS, (a) the Investors and the Company have entered into that certain Securities Purchase Agreement, dated as of March 15, 2010 (the “LNK Purchase Agreement”), pursuant to which the Investors will purchase 4,000 shares of Series A Convertible Preferred Stock of the Company (the “Preferred Stock”) and (b) MSD Brand Investments, LLC (“MSD”) and the Company have entered into that certain Securities Purchase Agreement, dated as of March 15, 2010 (the “MSD Purchase Agreement” and, together with the LNK Purchase Agreement, the “Purchase Agreements”)), pursuant to which MSD will purchase 4,000 shares of the Preferred Stock, which will collectively constitute all of the issued and outstanding shares of the Preferred Stock; and

WHEREAS, it is a condition precedent to the Investors’ purchase of such Preferred Stock under the LNK Purchase Agreement that the Company enter into this Agreement with the Investors to provide for certain agreements and obligations of the parties following the closing of the transactions contemplated by the LNK Purchase Agreement (the “Closing”).

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.

Definitions.  The following terms shall have the meanings ascribed to them below:

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act.  Notwithstanding anything to the contrary set forth in this Agreement, no limited partner or similar participant of an Investor shall be deemed an Affiliate of such Investor.

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act without limitation by the 60-day provision in paragraph (d)(1)(i) thereof).  The terms “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company, (b) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the then current stockholders of the Company fail to own, directly or indirectly, at least Majority Voting Power, (c) a transaction or series of transactions in which any person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires Majority Voting Power (other than (i) a reincorporation or similar corporate transaction in which the Company’s stockholders own, immediately thereafter, interests in the new parent company in essentially the same percentage as they owned in the Company immediately prior to such transaction, or (ii) a transaction described in clause (b) (such as a triangular merger) in which the threshold in clause (b) is not passed) or (d) the replacement of a majority of the Board of Directors with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement.

“Closing” has the meaning ascribed thereto in the recitals of this Agreement.

“Closing Date” means the date on which the Closing occurs.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Common Stock” means the common stock, par value $1.00 per share, of the Company.

“Company Indemnitees” has the meaning set forth in Section 4.6(b).

“Demand Notice” has the meaning set forth in Section 4.2(a).

“Demand Registration” has the meaning set forth in Section 4.2(a).

“Demand Registration Statement” has the meaning set forth in Section 4.2(a).

“Director” means a director of the Company.

“Election Meetings” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governance Rights Termination Event” means the earliest to occur of (a) the Investors (together with its Affiliates) ceasing to collectively Beneficially Own, net of Short Interests, at least 80% of the Shares (provided that for purposes of this subclause (a), a Person shall only be deemed to Beneficially Own a Share as of a certain date if they have a right to vote and dispose of (without regard to any limitations on disposal in this Agreement) such share as of such date), (b) either the Investors or any of their Affiliates breaching in any material respect any of the provisions of Article III of this Agreement or (c) the Company’s good faith determination, after consultation with outside counsel, that the Investors’ right under Section 2.1 may result in a violation of Section 8 of the Clayton Act, 15 U.S.C. §19, or any applicable foreign antitrust Laws.

“Governmental Entity” means any United States or foreign (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal.

“Indemnified Party” has the meaning set forth in Section 4.6(c).

“Indemnifying Party” has the meaning set forth in Section 4.6(c).

“Investor” and “Investors” have the meaning set forth in the preamble of this Agreement.

“Investor Designee” means David Landau or any Replacement pursuant to the terms of Section 2.1.

“Investor Indemnitees” has the meaning set forth in Section 4.6(a).

“Investors’ Representative” means LNK Partners, L.P. or any other Person designated by the Investors holding a majority of the Preferred Stock then held by the Investors in the aggregate.

“Joint Demand Registration” means a Demand Registration delivered jointly and identified as such by one or more Investors, on the one hand, and MSD, on the other hand.

“Joint Shelf Take-Down Notice” means a Shelf Take-Down Notice delivered jointly and identified as such by one or more Investors, on the one hand, and MSD, on the other hand.

“Joint Representative” means any Person designated as such in a Joint Demand Registration.

“Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, guideline, regulation, order, writ, decree, agency requirement, license or permit of any Governmental Entity.

“LNK Purchase Agreement” has the meaning ascribed thereto in the recitals of this Agreement.

“Losses” has the meaning set forth in Section 4.6(a).

“Majority Voting Power” of the resulting corporation or of the Company shall mean a majority of the ordinary voting power in the election of Directors of all the outstanding voting securities of the resulting corporation or of the Company, respectively.

“MSD” has the meaning ascribed thereto in the recitals of this Agreement.

“MSD Purchase Agreement” has the meaning ascribed thereto in the recitals of this Agreement.

“MSD Stockholder Agreement” means the Stockholder Agreement, dated as of the date hereof, by and between the Company and MSD.

“Notice and Questionnaire” means a written notice executed by a respective Investor and delivered to the Company containing the information required by Item 507 of Regulation S-K to be included in any Shelf Registration Statement regarding the applicable Investor seeking to sell Company Common Stock pursuant thereto.

“NYSE” means the New York Stock Exchange.

“Other Securities” means the Company Common Stock or other securities of the Company which the Company is registering pursuant to a Registration Statement covered by Section 4.3.

“Person” shall mean any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 4.3(a).

“Piggyback Registration” has the meaning set forth in Section 4.3(a).

“Preferred Stock” has the meaning ascribed thereto in the recitals of this Agreement.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchase Agreements” has the meaning ascribed thereto in the recitals of this Agreement.

“Registration Expenses” has the meaning set forth in Section 4.4.

“Registrable Securities” means shares of Company Common Stock issued by the Company upon conversion of any shares of Preferred Stock, as well as any shares of Company

Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange generally for, or in replacement generally of, such Preferred Stock or other Registrable Securities and any securities issued in exchange for such Preferred Stock or other Registrable Securities in any merger, reorganization, consolidation, share exchange, recapitalization, restructuring or other comparable transaction of the Company.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale by the Investor holding such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (b) such securities shall have been or could be sold, without being subject to any holding period or volume limitations pursuant to Rule 144, under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c) such securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order, and such securities may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act or (d) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Relevant Restricted Period” means (a) with respect to 50% of the Shares, the period commencing on the date of this Agreement and ending on the day that is nine (9) months from the date of this Agreement and (b) with respect to 50% of the Shares, the period commencing on the date of this Agreement and ending on the day that is fifteen (15) months from the date of this Agreement.

“Replacement” has the meaning set forth in Section 2.1(e).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Investor” means an Investor who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

“Shares” means the Preferred Stock acquired by the Investors at the Closing and any Company Common Stock into which such Preferred Stock may be converted pursuant to the terms of the Certificate of Designations relating to the Preferred Stock.

“Shelf Effective Period” has the meaning set forth in Section 4.1(a).

“Shelf Registration Statement” has the meaning set forth in Section 4.1(a).

“Shelf Take-Down Notice” has the meaning set forth in Section 4.1(b).

“Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by any of the Investors or their Affiliates, the purpose or effect of which is to short shares of Company Common Stock.

“Standstill Period” means the period commencing on the Closing Date and ending on the date that is the sixth month anniversary of a Governance Right Termination Event.

“Subsidiary” means, as to any Person, any other Person more than 50% of the shares of the voting stock or other voting interests of which are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

“Suspension Period” has the meaning set forth in Section 4.5(a)(ii).

“13D Group” means any group of Persons who, with respect to those acquiring, holding, voting or disposing of Company Common Stock would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the Exchange Act to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act.

SECTION 1.2.

 General Interpretive Principles.  Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.  The name assigned this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof.  Unless otherwise specified, the terms “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to Sections refer to Sections of this Agreement.

ARTICLE II
GOVERNANCE

SECTION 2.1.

Election and Appointment.  The Company agrees, until a Governance Rights Termination Event:

(a)

to appoint the Investor Designee as a Director on the Closing Date;

(b)

to include the Investor Designee in its slate of nominees for election as a Director at each annual or special meeting of stockholders of the Company at which Directors are to be elected and at which the seat held by the Investor Designee is subject to election (such annual or special meetings, the “Election Meetings”);

(c)

to use commercially reasonable efforts to cause the election of the Investor Designee to the Board of Directors at each of the Election Meetings (including recommending that the Company’s stockholders vote in favor of the election of the Investor Designee and otherwise supporting the Investor Designee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees);

(d)

if the Investor Designee is not elected to the Board of Directors at any Annual Meeting, or becomes unable to serve for any reason or is removed during the course of his term as Director, the Company will promptly appoint the Replacement of such Investor Designee to the Board of Directors to serve until the following Election Meeting;

(e)

if the Investor Designee (i) is unable to serve as a nominee for election as Director or to serve as a Director, for any reason, or (ii) is removed or fails to be elected at an Election Meeting, the Investors shall have the right to submit the name of a replacement (the “Replacement”) to the Company for its approval (such determination to be made in the sole discretion of the Company acting in good faith and consistent with the Company’s nominating and governance practices in effect from time to time) and who shall serve as the nominee for election as Director or serve as Director in accordance with the terms of this Section 2.1(e).  If the proposed replacement is not approved by the Company, the Investors shall have the right to submit another proposed Replacement to the Company for its approval on the same basis as set forth in the immediately preceding sentence.  The Investors shall have the right to continue submitting the name of a proposed Replacement to the Company for its approval until the Company approves that such Replacement may serve as a nominee for election as Director or to serve as a Director whereupon such person is appointed as the Replacement.  An Investor Designee shall, at the time of nomination and at all times thereafter until such individual’s service on the Board of Directors ceases, (i) meet any applicable requirements or qualifications under applicable Law or stock exchange rules to be a member of the Board of Directors and (ii) prior to being nominated, agree to comply with the requirements of Section 2.3 hereof.

SECTION 2.2.

Expenses and Fees; Indemnification.  The Company agrees to reimburse the Investor Designee (or his Replacement) elected to the Board for his reasonable expenses, consistent with the Company’s policy for such reimbursement in effect from time to time, incurred attending meetings of the Board and/or any committee of the Board.  Neither the Investor Designee nor any Replacement shall be entitled to any retainer, equity compensation or other fees or compensation paid to non-employee Directors for their services as a Director, including any service on any committee of the Board.  The Company shall indemnify, or provide for the indemnification of, the Investor Designee and provide the Investor Designee with director and officer insurance to the same extent it indemnifies and provides insurance for the non-executive members of the Board of Directors.

SECTION 2.3.

Resignation.  Upon the occurrence of a Governance Rights Termination Event, the Investors shall cause the Investor Designee to promptly tender his resignation from the Board and any committee of the Board on which he then sits.

SECTION 2.4.

Voting Agreements.  Until the occurrence of a Governance Rights Termination Event, each Investor hereby agrees to cause each share of Preferred Stock Beneficially Owned by it to be present in person or represented by proxy at all meetings (whether annual or special) of stockholders of the Company, so that all such shares of Preferred Stock shall be counted as present for determining the presence of a quorum at such meetings.

The Investors shall (a) vote or cause to be voted, at all meetings of stockholders of the Company, all of the shares of Preferred Stock Beneficially Owned by it in accordance with the recommendation of the Board on all matters upon which holders of shares of Preferred Stock are entitled to vote and (b) act by written consent in accordance with the recommendation of the Board in connection with any consent solicitation.

ARTICLE III
STOCKHOLDER RESTRICTIONS

SECTION 3.1.

Standstill.  During the Standstill Period and unless otherwise approved by the Board of Directors (other than the Investor Designee), each of the Investors, will not, and will cause each of its Affiliates not to, directly or indirectly:

(a)

acquire or agree, offer, seek or propose to acquire (or request permission to do so) ownership (including, but not limited to, Beneficial Ownership) of any of the assets or businesses of the Company or any Subsidiary thereof (other than any assets or businesses that, individually or in the aggregate, are de minimis to the Company or any Subsidiary thereof), or any rights or options to acquire such ownership (including from a third party);

(b)

acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, by joining a partnership, limited partnership, syndicate or other 13D Group or otherwise, ownership (including, but not limited to, Beneficial Ownership) of any securities issued by the Company or any Subsidiary thereof, or any rights or options to acquire such ownership (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), other than (i) the delivery of shares of Preferred Stock pursuant to the Purchase Agreement, (ii) the acquisition of shares of Company Common Stock, or other property or assets pursuant to the terms of the Preferred Stock, (iii) the acquisition of other securities of the Company as a result of any stock split, stock dividends or other distributions or recapitalizations or offerings made available by the Company to the holders of Preferred Stock or Company Common Stock, including rights offering, or (iv) any acquisition of shares of Company Common Stock approved by the Board (other than the Investor Designee) prior to such acquisition;

(c)

engage in any “solicitation” (within the meaning of the Exchange Act) of proxies or consents relating to the election of directors with respect to the Company, or become a “participant” in any “election contest” (both within the meaning of the Exchange Act) seeking to elect directors not nominated by the Board of Directors;

(d)

knowingly induce or attempt to induce any other Person to initiate any stockholder proposal with respect to the Company;

(e)

in any manner, agree, attempt, seek or propose to deposit any securities of the Company or any rights to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any securities of the Company in any voting trust or similar arrangement;

(f)

publicly announce any intention, plan or arrangement inconsistent with the foregoing;

(g)

form or join in the formation of a 13D Group with respect to any securities of the Company or any Subsidiary thereof, other than any such “group” consisting exclusively of the Investors and any Affiliates of the Investors;

(h)

(i) finance (or arrange financing for) any Person for the purpose of enabling such Person to take an action that, if taken by an Investor, or any of its Affiliates, would be prohibited under this Section 3.1  or (ii) otherwise knowingly encourage or advise another Person, in each case in connection with any of the foregoing; or

(i)

seek to do any of the foregoing, request to amend or waive any provision of this Section 3.1 (including, without limitation, this clause (i)), or make or seek permission to make any public announcement with respect to any of the foregoing.

Nothing in this Section 3.1 shall (x) prohibit any individual who is serving as a Director, solely in his or her capacity as a Director, from (A) exercising his or her fiduciary duties, (B) taking any action or making any statement at any meeting of the Board of Directors or of any committee thereof or (C) making any statement or disclosure required under federal securities Laws or other applicable Law or (y) restrict any disclosure or statements required to be made by any Investor under applicable Law.  For the avoidance of doubt, Sections 3.1 shall not apply to any transaction pursuant to the LNK Purchase Agreement.

SECTION 3.2.

Dispositions.

(a)

Each Investor agrees that during the Relevant Restricted Period, without the prior written consent of the Company, such Investor shall not, and shall not authorize, permit or direct its Subsidiaries to, directly or indirectly, (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Shares or securities convertible into or exercisable or exchangeable for such Shares, including in any transaction that involves any common equity securities, equity-linked securities (including convertible securities) or equity forward sale agreements, relating to the Shares or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any such transaction described in clauses (a) or (b) above is to be settled by delivery of any Shares, in cash or otherwise; provided that each Investor may (i) transfer any Shares to any of its Affiliates provided that such Affiliate agrees to be bound by the terms of this Agreement and (ii) transfer any Shares to a third party pursuant to a tender offer, exchange offer, merger, consolidation or other transaction (A) which is recommended to the stockholders of the Company by the Board (other than the Investor Designee) or (B) in the case of a merger or other business combination transaction, which has been approved by the stockholders of the Company.

(b)

The restrictions set forth in this Section 3.2 shall terminate upon a Change of Control.

ARTICLE IV
REGISTRATION RIGHTS

SECTION 4.1.

Shelf Registration.

(a)

No later than 90 days prior to the expiration of the Relevant Restricted Period (any such date, the “Shelf Date”), the Company shall prepare and file with the SEC a Registration Statement providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, of all of the Registrable Securities, provided that such obligation shall be satisfied if the Company shall have in effect an automatically effective shelf registration statement on Form S-3ASR that will permit the registration and resale of all Registrable Securities (an “Existing Shelf Registration Statement”) as of the Shelf Date (any such registration statement, a “Shelf Registration Statement”); provided, further, that, for the avoidance of doubt, the existence of an Existing Shelf Registration Statement shall not have any effect on the restrictions set forth in Section 3.2.  The Shelf Registration Statement shall be on Form S-3 (or any comparable or successor form or forms then in effect) under the Securities Act (or to the extent the Company is not eligible to use Form S-3 or any comparable or successor form or forms, on Form S-1 or any comparable or successor form or forms); provided, however, that if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic shelf registration statement (as defined in Rule 405 under the Securities Act).  In the event that the Shelf Registration Statement is not an automatic shelf registration statement, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC as of the expiration of the Relevant Restricted Period.  The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold and (ii) the date on which the Registrable Securities covered by the Shelf Registration Statement are eligible to be sold or transferred without being subject to any holding period or volume limitations pursuant to Rule 144 under the Securities Act (the “Shelf Effective Period”).

(b)

Each Investor agrees that if such Investor wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so in accordance with this Section 4.1(b) and Section 4.5.  Each Investor wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, whether in an underwritten offering or otherwise, agrees to notify the Company of such intent (a “Shelf Take-Down Notice”) and shall deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement, it being agreed that if any Investor intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.5(a)(viii).  From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it in connection with a Shelf Take-Down Notice:

(i)

if required by applicable Law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable Law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Investor delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Investor to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable Law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(ii)

provide such Investor copies of any documents filed pursuant to Section 4.1(b)(i); and

(iii)

notify such Investor as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4.1(b)(i);

provided, however, that if such Shelf Take-Down Notice or Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Investor delivering such Shelf Take-Down Notice or Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 4.5; provided, further, that the Investors shall not be entitled to deliver to the Company more than one (1) Shelf Take-Down Notice in any 12-month period and, in any event, each Shelf Take Down Notice may only be made if the sale of the Registrable Securities covered by such Shelf Take Down Notice includes at least 25% of the shares of Company Common Stock into which the originally issued shares of the Preferred Stock may be converted or is reasonably expected to result in aggregate gross cash proceeds in excess of $50,000,000 (without regard to any underwriting discount or commission).  Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Investor that has not delivered a Notice and Questionnaire to the Company as a selling security holder in any Shelf Registration Statement or related Prospectus.

(c)

If any of the Registrable Securities to be sold pursuant to a Shelf Registration Statement are to be sold in a firm commitment underwritten offering which underwritten offering was initially requested by the Investors pursuant to a Shelf Take-Down Notice, and the managing underwriter(s) of such underwritten offering advise the Investors in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included, together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)

first, the Registrable Securities for which inclusion in such underwritten offering was requested by the Investors, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Investor; and

(ii)

second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

SECTION 4.2.

Demand Registration.

(a)

At any time following the expiration of the Relevant Restricted Period, if the Company is unable to file, cause to be effective or maintain the effectiveness of a Shelf Registration Statement as required under Section 4.1 hereof, subject to the restrictions set forth in Section 3.2, the Investors’ Representative shall have the right, by delivering a written notice to the Company (a “Demand Notice”), to require the Company to register under and in accordance with the provisions of the Securities Act the number of Registrable Securities Beneficially Owned by any Investors and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that the Company shall not be required to effect a Demand Registration pursuant to this Section 4.2(a) after the Company has effected two (2) Demand Registrations pursuant to this Section 4.2(a); and provided, further, that the Investors shall not be entitled to deliver to the Company more than one (1) Demand Registration in any 12-month period and, in any event, a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by the Investors’ Representative includes at least 25% of the shares of Company Common Stock into which the originally issued shares of the Preferred Stock (which, for the avoidance of doubt, shall include all of the shares of Preferred Stock that were issued to each of the Investors and MSD under the Purchase Agreements) may be converted  or is reasonably expected to result in aggregate gross cash proceeds in excess of $50,000,000 (without regard to any underwriting discount or commission).  For all purposes under this Section 4.2(a), any Demand Registration delivered to the Company by MSD under the MSD Stockholder Agreement shall be considered to be a Demand Registration delivered under this Section 4.2(a) and a Joint Demand Registration shall be deemed to be a single Demand Registration under this Section 4.2(a).  A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities.  Following receipt of a Demand Notice, the Company shall use commercially reasonable efforts to file, as promptly as reasonably practicable, but not later than 30 days after receipt by the Company of such Demand Notice, a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Investors thereof in accordance with the methods of distribution elected by such Investors (a “Demand Registration Statement”) and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(b)

If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Investors in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)

first, the Registrable Securities for which inclusion in such underwritten offering was requested by the Investors, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Investor; and

(ii)

second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

(c)

In the event of a Demand Registration, the Company shall be required to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

(d)

The Investors’ Representative (or in the case of a Joint Demand Registration, the Joint Representative) shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration or a Joint Demand Registration, as the case may be, be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement or Joint Demand Registration; provided, however, that the Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 4.2(a) hereof, which has been subsequently withdrawn pursuant to this Section 4.2(d) at the request of the Investors’ Representative (or in the case of a Joint Demand Registration, the Joint Representative), and shall be reimbursed by the Investors (or in the event of a Joint Demand Registration by each of the Investors and MSD on a pro rata basis) whose Registrable Securities were intended to be included in the Demand Registration Statement or Joint Demand Registration for reasonable and documented out-of-pocket expenses (including legal fees and printing expenses) so incurred, unless the withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed at least two (2) Business Days prior to the Company’s receipt of such Demand Notice.

(e)

Subject to Section 4.4, with the prior written consent of the Investors’ Representative (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall be entitled to coordinate any offerings under this Section 4.2 with any offerings to be effected pursuant to similar agreements with the holders of Other Securities, including, if practicable, by filing one Registration Statement for all Other Securities.

SECTION 4.3.

Piggyback Registration.

(a)

At any time following the expiration of the Relevant Restricted Period, if, other than pursuant to Sections 4.1 and a Demand Registration requested by an Investor (as defined in this Agreement), the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement (a) on Form S-4, Form S-8 or any successor forms thereto, (b) filed solely in connection with any employee benefit or dividend reinvestment plan or (c) for the purpose of effecting a rights offering relating to the Company Common Stock) or for the account of any of its security holders, the Company will give to each Investor written notice of such filing at least fifteen (15) days prior to the anticipated filing date (the “Piggyback Notice”). The Piggyback Notice shall offer each Investor, subject to the restrictions set forth in Section 3.2, the opportunity to include in such registration statement the number of Registrable Securities (for purposes of this Section 4.3, “Registrable Securities” shall be deemed to mean solely securities of the same type and class as those proposed to be offered by the Company for its own account) as they may request (a “Piggyback Registration”).  Subject to Section 4.3(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven (7) days after notice has been given to the Investors.  The Company shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

(b)

If any of the securities to be registered pursuant to the registration giving rise to the Investors’ rights under this Section 4.3 are to be sold in an underwritten offering, the Investors shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other shares of Capital Stock, if any, of the Company included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Investors in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)

first, all Other Securities being sold by the Company or by any Person (other than an Investor) exercising a contractual right to demand registration pursuant to which such registration statement was filed; provided that if the registration statement triggering the Piggyback Notice was for an offering for the account of MSD pursuant to the terms of the MSD Stockholder Agreement and the Investors request a corresponding Piggyback Registration pursuant to this Section 4.3(b), then the priority in this clause (i) shall be allocated pro rata between MSD and the Investors (based on the number of Registrable Securities requested to be registered by such Person); and

(ii)

second, among any other holders of Registrable Securities or Other Securities requesting such registration, pro rata, based on the aggregate number of Registrable Securities and Other Securities Beneficially Owned by each such holder.

(c)

The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.3 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any Registrable Securities in connection with such registration, except to the extent provided herein.  The Registration Expenses of such withdrawn Piggyback Registration shall be borne by the Company in accordance with Section 4.4 hereof.

(d)

Any Investor shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Registration by giving written notice to the Company of its request to withdraw at least two (2) Business Days prior to the planned effective date of the related Registration Statement; provided, however, that the Company shall not be required to pay for expenses of any registration proceeding begun pursuant to this Section 4.3, which has been subsequently withdrawn pursuant to this Section 4.3(d) at the request of the applicable Investor, and shall be reimbursed by the Investors whose Registrable Securities were intended to be included in the Piggyback Registration for reasonable and documented out-of-pocket expenses (including legal fees and printing expenses) so incurred, unless the withdrawal is based upon  material adverse information concerning the Company that the Company had not publicly disclosed at least two (2) Business Days prior to the Company’s receipt of such Piggyback Notice.

SECTION 4.4.

Registration Expenses.  In connection with registrations pursuant to Sections 4.1, 4.2 and 4.3 hereof, the Company shall pay all of the registration expenses incurred in connection with the registration thereunder (the “Registration Expenses”), including, without limitation, all:  (a) reasonable registration and filing fees, (b) reasonable fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) reasonable processing, duplicating and printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) fees and expenses incurred in connection with the listing of the Registrable Securities, (f) fees and disbursements of counsel for the Company, fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit) and reasonable and documented fees and expenses of one counsel (including applicable local counsel as necessary) for the Selling Investors not in excess of $50,000 and (g) fees and expenses of any special experts retained by the Company in connection with such registration.  Notwithstanding the foregoing, each Selling Investor shall be responsible for (i) any underwriting fees, discounts or commissions, (ii) any commissions of brokers and dealers, and (iii) capital gains, income and transfer taxes, if any, relating to the sale of Registrable Securities of such Selling Investor.  For purposes of this Section 4.4, the term “Selling Investor” shall include Persons who are “Selling Investors” under the MSD Stockholders Agreement.

SECTION 4.5.

Registration Procedures.

(a)

In connection with the registration of any Registrable Securities pursuant to this Agreement:

(i)

The Company shall prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as provided herein, make all required filings with FINRA and use commercially reasonable efforts to keep each Registration Statement continuously effective during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement, the Company shall file promptly an appropriate amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), the Company shall use commercially reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii)

Notwithstanding Section 4.5(a)(i) hereof, the Company may suspend the effectiveness of a Registration Statement and the Investors’ right to sell thereunder (each such period, a “Suspension Period”) if the Company reasonably determines and delivers to the Investors a certificate signed by an officer of the Company stating that such Registration Statement or further sales under an effective Registration Statement would have a detrimental effect, as reasonably determined by the Company, on the Company or a plan currently being considered by the Company or the Board of Directors.  Upon such suspension, the Company shall give notice to the Investors listed in such Registration Statement that the availability of the Registration Statement is suspended and, upon actual receipt of such notice, each Investor agrees not to sell any Registrable Securities pursuant to the Registration Statement until the earlier of (1) such Investor’s receipt of copies of the supplemented or amended Prospectus provided for in this Section 4.5 or (2) such Investor has been advised in writing by the Company that the sale of Registrable Securities pursuant to the Registration Statement may resume.  A Suspension Period shall not exceed 90 consecutive days and the aggregate of all Suspension Periods shall not exceed 180 days in any 360-day period.

(iii)

The Company shall prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective during the periods provided herein.

(iv)

The Company shall advise any Investor that has provided in writing to the Company a telephone or facsimile number and address for notice, promptly (which notice pursuant to clauses (B) through (D) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(A)

when the Prospectus or any Prospectus supplement or post-effective amendment is proposed to be or has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B)

of any request by the SEC or any other Governmental Entity for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(C)

of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes;

(D)

of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or

(E)

of the existence of any fact or the happening of any event, during the period in which a Registration Statement remains effective under the Securities Act, that makes any statement of a material fact made in such Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

(v)

The Company shall, unless any Registrable Securities shall be in book-entry form only, cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities Laws), and enable such Registrable Securities to be in such denominations and registered in such names as the Investors may request at least two (2) Business Days before any sale of Registrable Securities.  In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(vi)

The Company shall use commercially reasonable efforts to promptly register or qualify any Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any Investor reasonably requests and which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor, keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this Agreement or (C) consent to general service of process in any jurisdiction where it would not otherwise be subject to such service but for this Agreement.

(vii)

The Company shall use commercially reasonable efforts to promptly cause any Registrable Securities covered by a Registration Statement to be registered with or approved by such other Governmental Entity within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement.

(viii)

The Company shall, in the event that the Investors’ Representative advises the Company that an Investor intends to distribute any Registrable Securities by means of an underwritten offering, whether pursuant to Section 4.1, 4.2 or 4.3, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Investors owning a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities and deliver such documents and certificates as may be reasonably requested by the Investors of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any.

(ix)

Use its commercially reasonable efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus.

(x)

Deliver to each Selling Investor and each underwriter, if any, without charge, as many copies of the applicable Prospectus and any amendment or supplement thereto as such Selling Investor or underwriter may reasonably request.

(xi)

Cooperate with each Selling Investor and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required by Law to be made with FINRA.

(xii)

Obtain opinions of counsel to the Company and updates thereof addressed to each Selling Investor and the underwriters or initial purchasers, if any, covering matters as are customarily requested in opinions covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company.

(xiii)

Obtain "comfort" letters and updates thereof from the Company's independent certified public accountants, such letters covering matters as are customarily requested in comfort letters covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company.

(b)

Each Investor agrees by acquisition of a Registrable Security that no Investor shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless such Investor has furnished the Company with a Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.  The Company may require each Investor selling Registrable Securities pursuant to a Registration Statement to furnish to the Company such information regarding such Investor and the distribution of such Company Common Stock as the Company may from time to time reasonably require for inclusion in such Registration Statement.  Each such Investor agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not misleading.  Any sale of any Registrable Securities by any Investor shall constitute a representation and warranty by such Investor that the information relating to such Investor and its plan of distribution is as set forth in the Prospectus delivered in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Investor or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Investor or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading.  The Company may exclude from such Registration Statement the Registrable Securities of any Investor that fails to furnish such information within a reasonable time after receiving such request. The Company shall not include in any Registration Statement any information regarding, relating to or referring to any Investor or its plan of distribution without the approval of such Investor in writing.

(c)

No Investor shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(d)

If any offering of Registrable Securities pursuant to a Shelf Registration Statement or any Demand Registration is an underwritten offering, it is agreed that, unless the Company otherwise consents in writing, either Barclays Capital Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC or Banc of America Securities LLC shall be either the managing underwriter or lead book running manager.

SECTION 4.6.

Indemnification.

(a)

The Company shall indemnify and hold harmless, to the fullest extent permitted by Law (i) each Selling Investor whose Registrable Securities are covered by a

Registration Statement or Prospectus, (ii) the officers, directors, partners (limited and general), members, managers, representatives, agents and employees of each of such Selling Investors, (iii) each member, limited or general partner of each such member, limited or general partner, (iv) each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Selling Investor and such controlling Person’s Affiliates, officers, directors, shareholders, employees, advisors and agents , (v) each underwriter (including any Investor that is deemed to be an underwriter pursuant to any SEC comments or policies), if any, and (vi) each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Investor Indemnitees”), from and against all losses, claims, damages, liabilities, penalties, judgments, suits, costs and expenses (including legal fees and expenses) (collectively, “Losses”) in connection with any sale of Registrable Securities pursuant to a Registration Statement arising out of or based upon (i) any violation or alleged violation of the Securities Act or any rule or regulation promulgated thereunder by the Company or any of its Affiliates, employees, officers, directors or agents or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus (including preliminary or final) relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to such Investor Indemnitee in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Investor Indemnitee (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Investor Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, (B) offers or sales effected by or on behalf of such Investor Indemnitee “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company or (C) the failure of any Investor Indemnitee to deliver or make available to a purchaser of Registrable Securities a copy of any Registration Statement, including any preliminary or final Prospectus contained therein or any amendments or supplements thereto (if the same was required by applicable Law to be delivered or made available); provided, that the Company shall have delivered to such Investor Indemnitee such Registration Statement, including such preliminary or final Prospectus contained therein and any amendments or supplements thereto.

(b)

In connection with any Registration Statement in which a Selling Investor is participating by registering Registrable Securities, such Selling Investor agrees to indemnify and hold harmless, to the fullest extent permitted by Law, severally and not jointly, the Company, the officers, directors, agents, representatives or other employees of the Company, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, each underwriter, if any, and each Person who controls

(within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Company Indemnitees”), from and against all Losses, as incurred, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement or preliminary or final Prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case solely to the extent that such untrue or alleged untrue statement or omission or alleged omission is made in such Registration Statement or in any preliminary or final Prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in reliance upon and in conformity with written information furnished to the Company by such Selling Investor expressly for inclusion in such document.

(c)

If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Action with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been actually prejudiced by such delay or failure.  The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Action, to assume, at the Indemnifying Party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall also have the right to employ counsel and to assume the defense of such Action or (iii) in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and Indemnifying Party may exist in respect of such Action; provided, further, that the Indemnifying Party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable.  Whether or not such defense is assumed by the Indemnifying Party, neither the Indemnifying Party nor the Indemnified Party will be subject to any liability for, or otherwise effect, any settlement made without the consent of the other (but such consent shall not be unreasonably withheld, conditioned or delayed).

(d)

Neither party shall settle, compromise, discharge or consent to an entry of judgment with respect to a claim or liability subject to indemnification under this Section 4.6 without the other parties’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may agree without the prior written consent of the Indemnified Party to any settlement, compromise, discharge or consent to an entry of judgment, in each case that relates only to money damages and by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such claim and which unconditionally releases the Indemnified Party from all liability in connection with such claim.

(e)

If the indemnification provided for in this Section 4.6 is unavailable to hold harmless each of the Indemnified Parties against any losses, claims, damages, liabilities and expenses to which such parties may become subject under the Securities Act, then the Indemnifying Party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses.  The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the Indemnifying Party on the one hand, or by such Indemnified Party on the other, and such party’s relative intent, knowledge, access to information and opportunity to have corrected or prevented such statement or omission.  No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person that is not guilty of such fraudulent misrepresentation.

SECTION 4.7.

Miscellaneous.

(a)

With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as there are outstanding Registrable Securities, to use commercially reasonable efforts to:

(i)

Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (as amended from time to time) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(ii)

file with the SEC in a timely manner all reports and other documents as the SEC may prescribe under the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act;

(iii)

furnish to the Investors forthwith upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (as amended from time to time) and of the Securities Act and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investors’ Representative on behalf of the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration; and

(iv)

take such further action as any Investor may reasonably request, so as to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act (as amended from time to time) or any successor or similar rule or regulation thereafter adopted by the SEC.

(b)

Subject to the provisions hereof, in the event the Company proposes to enter into an underwritten public offering, each Investor who, at such time, Beneficially Owns Preferred Stock (which for the purposes of this subsection, shall include any Company Common Stock issuable by the Company upon conversion of any shares of Preferred Stock) and Company Common Stock that, in the aggregate, is equal to at least four percent (4%) of the total number of shares of Company Common Stock then outstanding agrees to enter into a customary agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning up to two (2) days prior to the date of such offering and extending for up to 90 days following the effective date of such offering if so requested by the Company and the underwriters.  The Company may impose stop-transfer restrictions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period and shall lift such stop-transfer restrictions immediately upon the end of such period.

ARTICLE V
TERMINATION

SECTION 5.1.

Termination.  Other than the termination provisions applicable to particular Sections of this Agreement that are specifically provided elsewhere in this Agreement, this Agreement shall terminate (a) upon the mutual written agreement of the Company and the Investors holding a majority of the shares of Preferred Stock then held by the Investors in the aggregate and (b) with respect to any Investor, at such time as such Investor ceases to hold Registrable Securities.

ARTICLE VI
MISCELLANEOUS

SECTION 6.1.

Amendment and Modification.  This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and by the Investors holding a majority of the Shares then held by the Investors in the aggregate.  No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

SECTION 6.2.

Assignment; No Third-Party Beneficiaries.

(a)

Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, however that (i) each Investor may assign its rights, interests and obligations under this Agreement to any Affiliate of such Investor in connection with a transfer of Shares to such Person and (ii) in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement.

(b)

This Agreement shall not confer any rights or remedies upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

SECTION 6.3.

Binding Effect; Entire Agreement.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs.  This Agreement, the LNK Purchase Agreement and the other agreements set forth herein, including the Certificate of Designations of the Preferred Stock, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

SECTION 6.4.

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party.

SECTION 6.5.

Notices and Addresses.  Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the Business Day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

If to the Company:

Phillips-Van Heusen Corporation
200 Madison Avenue

New York, New York 10016
Attention:  Mark D. Fischer, Esq.
Facsimile:  (212) 381-3993

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York  10019
Attention:  Andrew J. Nussbaum, Esq.

                  Gregory E. Ostling, Esq.
Facsimile:  (212) 403-2000

If to any Investor, at the most current address, and with a copy to be sent to each additional address given by such Investor to the Company in writing, and copies (which shall not constitute notice) sent to:

LNK Partners, L.P.

81 Main Street

White Plains, NY 10601
Attention:  David A. Landau
Facsimile:  (914) 824-5901
Telephone:  (914) 824-5900

or

LNK Partners (Parallel), L.P.

c/o LNK Partners, L.P.

81 Main Street

White Plains, NY 10601
Attention:  David A. Landau
Facsimile:  (914) 824-5901
Telephone:  (914) 824-5900

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:  Kim Taylor
Facsimile:  (212) 446-6460

SECTION 6.6.

Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

SECTION 6.7.

Headings.  The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

SECTION 6.8.

Counterparts.  This Agreement may be executed via facsimile or electronic mail and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

SECTION 6.9.

Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

SECTION 6.10.

Remedies.  In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by Law, it being agreed by the parties that the remedy at Law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at Law would be adequate is waived.

SECTION 6.11.

Jurisdiction and Venue.  The parties hereto hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware, or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware.  The parties hereto hereby consent to and grant the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.5 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be duly executed as of the date and year first above written.

PHILLIPS-VAN HEUSEN CORPORATION

By:

               /s/ Mark D. Fischer

Name:

   Mark D. Fischer

Title:      Senior Vice President

LNK PARTNERS, L.P.

By: LNK GenPar, L.P.

Its: General Partner

By: LNK MPG, LLC

Its: General Partner

By:

            /s/ David Landau

Name: David Landau

Its:  President

LNK PARTNERS (PARALLEL), L.P.

By: LNK GenPar, L.P.

Its: General Partner

By: LNK MPG, LLC

Its: General Partner

By:

/s/ David Landau

Name: David Landau

Its:  President